EXHIBIT 99.1

LED Lighting and EV Charging Solutions Provider Orion Previews Q2’25 Results and Updates

FY 2025 Outlook in Anticipation of LD Micro Investor Presentation Webcast Today at 8:30 a.m. PT

Los Angeles, CA & Manitowoc, WI – October 29, 2024 – Orion Energy Systems, Inc.(NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, electric vehicle (EV) charging stations and maintenance services solutions, today announced unaudited preliminary revenue results for its fiscal 2025 second quarter (Q2’25) ended September 30, 2024, in anticipation of its participation today at the LD Micro Main Event XVII investor conference in Los Angeles. CEO Mike Jenkins and CFO Per Brodin will provide an overview presentation at the conference today at 8:30 a.m. PT / 11:30 a.m. ET (webcast details below) and will also be available for in person investor meetings.

Orion plans to report its Q2’25 results and hold a conference call on Wednesday, November 6th at 10.00 a.m. ET; call details will be announced in advance.

Q2’25 Preview

Orion reported preliminary Q2’25 revenue of approximately $19.4M compared to $20.6M in Q2’24. Orion also reported preliminary FY 2025 first six months revenue (6M’25) of approximately $39.3M compared to $38.2M in 6M’24.

•
EV charging solutions revenue rose 40% to $4.7M compared to Q2’24, benefitting from Eversource Energy’s “EV Make Ready” program contracts and additional work for Boston Public Schools.
•
LED lighting revenue declined approximately 20% to $10.8M in Q2’25 vs. Q2’24, following the completion of a large European retrofit project in Q1’25. This project benefited the prior-year period versus no revenue in Q2’25. Due to customer delays, several projects did not yet commence in Q2’25 as anticipated but are expected to start in Q3’25 or Q4’25. Orion maintains a robust pipeline in the automotive, retail, technology, logistics/distribution, financial and public sectors, from a mix of existing and new customers. In addition, Orion recently secured a new 5-Year, $25M contract to supply LED lighting fixtures for new store construction projects for its largest customer, a major national retailer.
•
Maintenance services revenue rose 5% to $3.8M in Q2’25 compared to the year-ago quarter, delivering better than expected performance following the Q1’25 revenue decrease that resulted from the lapse of unprofitable customer contracts. Maintenance services gross profit percentage rebounded 2,290 basis points in Q2’25 from a negative margin in Q2’24.
•
Orion ended the quarter with cash of approximately $5.4M after a $1M debt repayment on the Company’s bank facility in Q2’25.

FY 2025 Outlook Update

Principally reflecting project delays in the LED lighting business, Orion is revising its FY’25 revenue outlook to growth of approximately 10% over FY 2024, from its prior outlook of 10-15% growth, and it expects second half revenue to be more heavily weighted to the fourth quarter. Orion continues to expect solid growth in its EV charging business in FY’25 and a decrease in maintenance services revenue principally reflecting the roll-off of unprofitable legacy contracts. Orion will provide more detail on its outlook when it reports Q2’25 results.

LD Micro Conference Details:

Contact (registration@ldmicro.com) to register for the event and to schedule a meeting with Orion management.

EXHIBIT 99.1

Orion Online Presentation Access

Date/Time: Tuesday, October 29th at 8:30 a.m. PT

URL: https://me24.sequireevents.com/

About Orion Energy Systems

Orion provides energy efficiency and clean tech solutions, including LED lighting and controls, electrical vehicle (EV) charging solutions, and maintenance services. Orion specializes in turnkey design-through-installation solutions for large national customers as well as projects through ESCO and distribution partners, with a commitment to helping customers achieve their business and environmental goals with healthy, safe and sustainable solutions that reduce their carbon footprint and enhance business performance.

Orion is committed to operating responsibly throughout all areas of our organization. Learn more about our Sustainability and Governance priorities, goals and progress here or visit our website at www.orionlighting.com.

Safe Harbor Statement

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe our future outlook, plans, expectations, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) our ability to manage and respond to ongoing increasing pressures to reduce the selling price of our products driven largely by a return to a more normalized supply chain and reduction in shipping costs for our imported products, coupled with the related increase in competition from foreign competitors; (ii) our ability to regain and sustain our profitability and positive cash flows; (iii) our ability to achieve our budgeted revenue expectations for fiscal 2025; (iv) our dependence on a limited number of key customers, and the consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (v) our existing risk that liquidity and capital resources may not be sufficient to allow us to fund or sustain our growth; (vi) our ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments; (vii) our ability to successfully launch, manage and maintain our refocused business strategy to successfully bring to market new and innovative product and service offerings; (viii) our ability to recruit, hire and retain talented individuals in all disciplines of our company; (ix) price fluctuations (including as a result of tariffs(, shortages or interruptions of component supplies and raw materials used to manufacture our products; (x) our risk of potential loss related to single or focused exposure within our current customer base and product offerings; (xi) our ability to maintain effective information technology systems security measures and manage risks related to cybersecurity; (xii) our ability to differentiate our products in a highly competitive and converging market, expand our customer base and gain market share; (xiii) our ability to manage and mitigate downward pressure on the average selling prices of our products as a result of competitive pressures in the light emitting diode (“LED”) market; (xiv) our ability to manage our inventory and avoid inventory obsolescence in a rapidly evolving LED market; (xv) our increasing reliance on third parties for the manufacture and development of products, product components, as well as the provision of certain services; (xvi) our increasing emphasis on selling more of our products through third party distributors and sales agents, including our ability to attract and retain effective third party distributors and sales agents to execute our sales model; (xvii) our ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (xviii) our ability to maintain safe and secure information technology systems; (xix) our ability to balance customer demand and production capacity; (xx) our ability to maintain an effective system of internal control over financial reporting; (xxi) our ability to defend our patent portfolio and license technology from

EXHIBIT 99.1

third parties; (xxii) a reduction in the price of electricity; (xxiii) the reduction or elimination of investments in, or incentives to adopt, LED lighting or the elimination of, or changes in, policies, incentives or rebates in certain states or countries that encourage the use of LEDs over some traditional lighting technologies; (xxiv) our failure to comply with the covenants in our credit agreement; (xxv) the electric vehicle (‘EV”) market and deliveries of passenger and fleet vehicles may not grow as expected; (xxvi) incentives from governments or utilities may not materialize or may be reduced, which could reduce demand for EVs, or the portion of regulatory credits that customers claim may increase, which would reduce our revenue from such incentives; (xxvii) the cost to comply with, and the effects of, any current and future industry and government regulations, laws and policies; (xviii) potential warranty claims in excess of our reserve estimates; and (xxix) the other risks described in our filings with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com in the Investor Relations section of our Website.

Engage with Us

X: @OrionLighting and@OrionLightingIR

StockTwits: @OESX_IR

###

Investor Relations Contacts
Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or OESX@catalyst-ir.com